IXIS FINANCIAL PRODUCTS INC.
9 West 57th Street, 36th Floor
New York, New York 10019
Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194

DATE:	September 29, 2006

TO:	Supplemental Interest Trust,
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2006-WF3
c/o U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance - SASCO 2006-WF3
("Party B")

FROM:	IXIS Financial Products Inc. (“Party A”)

RE:	Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

General Terms
Trade Date:	September 20, 2006
Effective Date:	August 25, 2007, subject to adjustment in accordance with the Following Business Day Convention
Termination Date:	September 25, 2011, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:

Fixed Amount Payer:	Lehman Brothers Holdings Inc. on behalf of Party B.
Fixed Amount:	$350,000.
Fixed Amount Payment Date:	On or prior to September 29, 2006, subject to adjustment in accordance with the Following Business Day Convention.
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A).
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on September 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One (1) month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.
	Compounding:	Inapplicable
Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Massachusetts, Minnesota or Colorado are closed.

Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for this Cap Transaction is New York.
Account Details:
2.	Payments to Party A:	CITIBANK N.A. ABA# 021-000-089 Account No.: 36216161 A/C IXISFP
	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: SASCO 2006-WF3 // Interest Rate Cap Account

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

IXIS Financial Products Inc.
(212) 891-0660 (fax)
Attn: Swap Operations

IXIS FINANCIAL PRODUCTS INC.

By: __/s/ Vasanth K Victor _____________________
Authorized Signatory

By: __/s/ Christopher Hayden ___________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-WF3
By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

By:_/s/ James H Byrnes_____________________
Name: James H Byrnes
Title: Vice President

SCHEDULE A to the Confirmation dated as of April 28, 2006,
Re: Reference Number 342175CF

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Strike Rate (%)
September 25, 2006	October 25, 2006	0.00	0.00
October 25, 2006	November 25, 2006	0.00	0.00
November 25, 2006	December 25, 2006	0.00	0.00
December 25, 2006	January 25, 2007	0.00	0.00
January 25, 2007	February 25, 2007	0.00	0.00
February 25, 2007	March 25, 2007	0.00	0.00
March 25, 2007	April 25, 2007	0.00	0.00
April 25, 2007	May 25, 2007	0.00	0.00
May 25, 2007	June 25, 2007	0.00	0.00
June 25, 2007	July 25, 2007	0.00	0.00
July 25, 2007	August 25, 2007	0.00	0.00
August 25, 2007	September 25, 2007	2,959,000.00	6.50
September 25, 2007	October 25, 2007	5,418,000.00	6.50
October 25, 2007	November 25, 2007	8,376,000.00	6.50
November 25, 2007	December 25, 2007	11,335,000.00	6.50
December 25, 2007	January 25, 2008	14,794,000.00	6.50
January 25, 2008	February 25, 2008	17,753,000.00	6.50
February 25, 2008	March 25, 2008	20,712,000.00	6.50
March 25, 2008	April 25, 2008	23,670,000.00	6.50
April 25, 2008	May 25, 2008	26,629,000.00	6.50
May 25, 2008	June 25, 2008	29,588,000.00	6.50
June 25, 2008	July 25, 2008	32,547,000.00	6.50
July 25, 2008	August 25, 2008	35,506,000.00	6.50
August 25, 2008	September 25, 2008	38,464,000.00	6.50
September 25, 2008	October 25, 2008	41,423,000.00	6.50
October 25, 2008	November 25, 2008	44,382,000.00	6.50
November 25, 2008	December 25, 2008	75,372,000.00	6.50
December 25, 2008	January 25, 2009	94,942,000.00	6.50
January 25, 2009	February 25, 2009	106,754,000.00	6.50
February 25, 2009	March 25, 2009	113,095,000.00	6.50
March 25, 2009	April 25, 2009	115,470,000.00	6.50
April 25, 2009	May 25, 2009	114,915,000.00	6.50
May 25, 2009	June 25, 2009	112,154,000.00	6.50
June 25, 2009	July 25, 2009	107,717,000.00	6.50
July 25, 2009	August 25, 2009	103,393,000.00	6.50
August 25, 2009	September 25, 2009	99,178,000.00	6.50
September 25, 2009	October 25, 2009	95,074,000.00	6.50
October 25, 2009	November 25, 2009	91,081,000.00	6.50
November 25, 2009	December 25, 2009	87,196,000.00	6.50
December 25, 2009	January 25, 2010	83,418,000.00	6.50
January 25, 2010	February 25, 2010	79,745,000.00	6.50

From and including	To but excluding	Notional Amount (USD)	Strike Rate (%)
February 25, 2010	March 25, 2010	76,176,000.00	6.50
March 25, 2010	April 25, 2010	72,708,000.00	6.50
April 25, 2010	May 25, 2010	69,342,000.00	6.50
May 25, 2010	June 25, 2010	66,070,000.00	6.50
June 25, 2010	July 25, 2010	62,897,000.00	6.50
July 25, 2010	August 25, 2010	59,816,000.00	6.50
August 25, 2010	September 25, 2010	56,828,000.00	6.50
September 25, 2010	October 25, 2010	53,930,000.00	6.50
October 25, 2010	November 25, 2010	51,120,000.00	6.50
November 25, 2010	December 25, 2010	48,396,000.00	6.50
December 25, 2010	January 25, 2011	45,755,000.00	6.50
January 25, 2011	February 25, 2011	43,196,000.00	6.50
February 25, 2011	March 25, 2011	40,718,000.00	6.50
March 25, 2011	April 25, 2011	38,317,000.00	6.50
April 25, 2011	May 25, 2011	35,993,000.00	6.50
May 25, 2011	June 25, 2011	33,741,000.00	6.50
June 25, 2011	July 25, 2011	31,564,000.00	6.50
July 25, 2011	August 25, 2011	29,458,000.00	6.50
August 25, 2011	September 25, 2011	27,417,000.00	6.50